Putnam
Pennsylvania
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Pennsylvania Tax Exempt Income Fund's class A shares have earned Morningstar's ranking of 4 stars out of a possible 5 for overall performance based on risk-adjusted 3- and 5-year performance as of December 31, 1997. Only 22.5% of the 1,494 municipal bond funds tracked receive 4 stars.*

* "Solid economic growth, relatively low supply, and positive demographics have favorably impacted the Pennsylvania municipal bond market. We believe our hands-on approach will be instrumental to finding unrealized opportunities before the rest of the market does."

                          -- Howard K. Manning, fund manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

18 Financial statements

*Morningstar ratings reflect risk-adjusted performance through 12/31/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 3- and 5-year performance, the fund received 3 stars and 4 stars, respectively. There were 1,494 municipal bond funds rated for 3 years and 720 funds for 5 years. The top 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the middle 35% receive 3 stars. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam Pennsylvania Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Howard Manning had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, he concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Howard provides the specifics of his strategic shift as well as details about the fiscal year's first half. Then he offers some insights into what he believes is in store for the rest of the period.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Howard K. Manning

In today's climate of low inflation, the strong U.S. economy is shining on just about every municipal bond issuer, raising tax revenues and improving business prospects in most industries. Yield-hungry investors are snapping up tax-free securities, often regardless of credit quality, and municipal bond funds have chalked up attractive gains in part because of this heavy demand.

Putnam Pennsylvania Tax Exempt Income Fund rose with the tide. The fund's class A shares provided a total return of 5.18% at net asset value and 0.17% at public offering price for the six months ended November 30, 1997. The fund's competitive benchmark, the Lehman Brothers Municipal Bond Index, posted a 5.40% return for the same period. Results for class B and class M shares and performance details for longer periods can be found on pages 9 and 10.

* MAINTAINING SLIGHTLY DEFENSIVE TONE

An atmosphere of low volatility and narrow trading ranges characterized the fixed-income markets for much of the semiannual period. The lack of direction stemmed from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation (positive for the bond market).

But the collapse of some Pacific Rim currencies and the resulting correction in worldwide equity markets in late October changed all that. While the day-to-day volatility that has plagued the stock and bond markets has certainly included tax-exempt securities, municipal bonds suffered less in comparison and in fact by the end of November had largely settled down.

One way your fund's management seeks to provide high, durable returns is by taking advantage of quantifiable factors such as seasonal supply/demand trends rather than attempting to predict the direction of interest rates. Historically December is one of the heaviest months for new municipal bond issuance, and volume is expected to reach $18 billion, dramatically higher than the average $10 billion we have seen coming to market in preceding months this year. Since we believe that taking on excessive risk would not reward the fund, we are only selecting bonds with strong credit profiles, those that seem most likely to perform well in all market conditions.

Furthermore, we plan to maintain an average portfolio duration of 6 to 7 years, slightly shorter than that of the overall market, with the portfolio's largest concentration of bonds having maturities in the 10- to 20-year range. Duration measures the price sensitivity of a bond or a portfolio of bonds to a change in interest rates. As we have explained in the past, shorter durations can help preserve principal value as interest rates gradually move upward.

* CONTINUED YIELD SPREAD TIGHTENING TO RESULT IN FLATTER YIELD CURVE

With inflation practically nonexistent, interest rates fell throughout the period. Investors moved increasingly toward the higher yields offered by longer-term bonds, resulting in diminished demand for shorter-term securities. The result in the market for taxable Treasury bonds was a steady narrowing in the yield differential between long- and short-term securities. While the municipal bond yield curve remains steeper than that of the Treasury market, it too has experienced significant flattening in recent months.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                   20.6%

Education                     14.7%

Transportation                 9.9%

Water and sewerage             9.7%

Utilities                      6.5%

Footnote reads:
*Based on net assets as of 11/30/97. Holdings will vary over time.

Municipal bond yields, which traditionally have ranged between 78% and 84% of Treasury yields, had reached ratios as high as 88% of comparable Treasury yields by the end of November. The higher yield ratio suggested that municipal bond prices had become unusually attractive -- in fact, they offered some of the best values we have seen since the flat-tax proposals of more than two years ago.

Another defining characteristic of the semiannual period was the narrowing spread between the yields of lower-rated and higher-rated securities. In periods of low interest rates and solid economic growth, investors tend to have greater confidence in higher-risk investments because of the reduced potential for default. As a result, lower-quality bonds in the current environment have outperformed higher-quality bonds and investors have been amply rewarded for assuming the extra credit risk. While we are taking profits on selected lower-rated bonds as their valuations peak, we would expect the tighter yield spreads to continue as long as economic growth remains strong.

* HEALTH CARE, EDUCATION, GOs FORM CORE HOLDINGS

One of our ongoing goals is to build both healthy yield and solid total return potential into the portfolio. This involves structuring the portfolio carefully in terms of both coupon and credit quality. Roughly 54% of portfolio holdings are securities of the highest credit quality (Aaa), while approximately 38% of the holdings are invested in bonds rated Baa or below. This translates into an average quality rating of Aa.

Health care has been central to the fund's sector strategy and health-care bonds made up 20.6% of your fund's net assets at the end of the period. The Justice Department's recent investigation of Columbia Healthcare, an active buyer of hospitals, has slowed acquisition activity, thereby eliminating a valuable catalyst for credit upgrades. Nevertheless, new issuance in this sector has been low, providing a natural price support for existing bonds.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Short-term             0.1%

Aaa                   54.1%

Aa                     0.9%

A                      6.8%

Baa                   32.8%

B                      0.2%

Ba                     5.1%

Footnote reads:
*As a percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

When evaluating performance potential, the location, level, and quality of services offered by a hospital are important criteria for determining the winners. Allentown Hospital is a fund holding that we believe will be a survivor in an overserved market that is facing downsizing and consolidations. On the other hand, your fund's holdings in Graduate Hospital, revitalized by new management, exemplify what we see as a turnaround opportunity in Philadelphia's highly competitive market. While these securities, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Education revenue bonds represented another staple in the portfolio. Because these bonds are primarily used to finance education facilities and thus are subject to the vagaries of admissions and population trends, they tend to carry ratings on the lower end of the investment-grade spectrum. The fund's holdings, including those of Gannon University, Kings College, and two of the three from Mercyhurst College, are rated Baa or the equivalent and play an important role in our income strategy. However, given the compression of yield spreads today, these bonds have also contributed significantly to total return.

General obligation bonds (GOs), backed by the general credit and taxing power of state and local governments, have been benefiting from strong local economies and higher tax receipts. However, because of the limited public funding of projects at the government level, we have focused our research efforts on essential-service bonds, such as those of Philadelphia Water and Sewer.

* OUTLOOK: MODERATE VOLATILITY, SOME UPWARD PRESSURE ON INTEREST RATES

We still believe that as time goes on there will be moderate upward pressure on interest rates driven by tight market conditions in both the state and national municipal bond markets. While the municipal bond market overall seems to have settled down, there still may be periods of moderate volatility in the months ahead. We realize such an environment can be unsettling for investors, but as professional money managers, we continually seek to take advantage of short-term market distortions to improve the fund's return over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking high current income free from federal and Pennsylvania state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/97
                                Class A         Class B         Class M
(inception date)               (7/21/89)       (7/15/93)       (7/3/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                     5.18%   0.17%   4.84%  -0.16%   5.02%   1.60%
------------------------------------------------------------------------------
1 year                       6.66    1.58    6.08    1.08    6.45    2.95
------------------------------------------------------------------------------
5 years                     40.70   33.98   35.59   33.59   38.65   34.21
Annual average               7.07    6.02    6.28    5.96    6.75    6.06
------------------------------------------------------------------------------
Life of fund                88.28   79.42   76.23   76.23   82.23   76.36
Annual average               7.86    7.24    7.01    7.01    7.44    7.02
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97
                                               Lehman Bros.
                                              Municipal Bond      Consumer
                                                  Index         Price Index
------------------------------------------------------------------------------
6 months                                          5.40%            0.87%
------------------------------------------------------------------------------
1 year                                            7.18             1.83
------------------------------------------------------------------------------
5 years                                          42.06            13.73
Annual average                                    7.27             2.61
------------------------------------------------------------------------------
Life of fund                                     88.73            29.82
Annual average                                    7.92             3.18
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION

                                     Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                   6            6            6
------------------------------------------------------------------------------
Income                              $0.243125    $0.212190    $0.229272
------------------------------------------------------------------------------
Capital gains1                             --           --           --
------------------------------------------------------------------------------
  Total                             $0.243125    $0.212190    $0.229272
------------------------------------------------------------------------------
Share value:                       NAV      POP      NAV     NAV      POP
------------------------------------------------------------------------------
5/31/97                           $9.21    $9.67    $9.20   $9.22    $9.53
------------------------------------------------------------------------------
11/30/97                           9.44     9.91     9.43    9.45     9.77
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2             5.11%    4.87%    4.46%   4.81%    4.65%
------------------------------------------------------------------------------
Taxable equivalent3                8.70     8.30     7.60    8.19     7.92
------------------------------------------------------------------------------
Current 30-day SEC yield4          4.84     4.61     4.25    4.62     4.47
------------------------------------------------------------------------------
Taxable equivalent3                8.24     7.85     7.24    7.87     7.61
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 41.29% combined federal income tax and Pennsylvania state personal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                               Class A         Class B         Class M
(inception date)              (7/21/89)       (7/15/93)        (7/3/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     5.35%   0.38%   5.02%   0.02%   5.20%   1.80%
------------------------------------------------------------------------------
1 year                       8.68    3.52    7.98    2.98    8.35    4.83
------------------------------------------------------------------------------
5 years                     40.92   34.25   35.92   33.92   38.85   34.28
Annual average               7.10    6.07    6.33    6.02    6.78    6.07
------------------------------------------------------------------------------
Life of fund                90.85   81.87   78.85   78.55   84.67   78.72
Annual average               7.95    7.33    7.10    7.10    7.53    7.11
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund +

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
November 30, 1997 (Unaudited)

Key to Abbreviations
AMBAC      -- AMBAC Indemnity Corporation
BIGI       -- Bond Investors Guaranty Insurance
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA Insd   -- Federal Housing Administration Insured
FSA        -- Financial Security Assurance
G.O. Bonds -- General Obligation Bonds
IFB        -- Inverse Floating Rate Bonds
MBIA       -- Municipal Bond Investors Assurance Corporation
VRDN       -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.8%) *
PRINCIPAL AMOUNT                                                             RATINGS **                VALUE

Delaware (1.6%)
------------------------------------------------------------------------------------------------------------
$    4,000,000  Delaware Valley, Regl. Fin. Auth. Local Govt.
                  Rev. Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                      Aaa              $  4,320,000

Pennsylvania (88.6%)
------------------------------------------------------------------------------------------------------------
                Allegheny Cnty., Arpt. Rev. Bonds
                  (Pittsburgh Intl. Arpt.)
     1,000,000    Ser. C, MBIA, 8 1/4s, 1/1/16                                 Aaa                 1,023,200
     3,000,000    Ser. A,MBIA, 5 3/4s, 1/1/14                                  Aaa                 3,183,750
     1,750,000    Ser. A, MBIA, 5 3/4s, 1/1/08                                 Aaa                 1,868,125
     5,000,000  Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                  (Robert Morris College), Ser. A, 6 1/4s, 2/15/26             Baa                 5,175,000
                Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
     1,890,000    (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                       Aaa                 2,041,200
     4,305,000    (Environmental Impt. - USX Corp.), 6s, 1/15/14               Baa                 4,514,869
       540,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac
                  Rev. Bonds (Southwestern Arpt. Cargo Fac.),
                  8 3/4s, 2/15/09                                              BB+/P                 564,975
                Allentown, Hosp. Auth. Rev. Bonds
                  (Sacred Heart Hosp.), Ser. A
     6,650,000    6 3/4s, 11/15/14                                             BBB                 7,123,813
     1,200,000    6 1/2s, 11/15/08                                             BBB                 1,269,000
     2,000,000  Beaver Cnty., G.O. Bonds, MBIA, 5 1/4s, 10/1/22                Aaa                 1,995,000
     1,500,000  Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona Hosp.),
                  AMBAC, 6 1/2s, 7/1/22                                        Aaa                 1,625,625
     1,100,000  Cambria Cnty., Indl. Dev. Auth. Resource Recvy.
                  Rev. Bonds (Cambria Cogen.),
                  Ser. F1, 7 3/4s, 9/1/19                                      A1                  1,109,042
       775,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                  Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                  7 5/8s, 11/1/07                                              BB/P                  861,219
     2,455,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                  (Northwest Med. Ctr.), 8 5/8s, 10/15/13                      BBB-                2,927,588
     1,000,000  Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                  (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24            A                   1,208,750
                Delaware Cnty., Hosp. Auth. Rev. Bonds
     1,000,000    (Crozer-Chester Med. Ctr.), MBIA, 7 1/2s,
                  12/15/20                                                     Aaa                 1,111,250
     1,000,000    6s, 12/15/20                                                 BBB+                1,026,250
     4,000,000  Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                  Rev. Bonds, Ser. A, 6.1s, 7/1/13                             A                   4,235,000
     4,100,000  Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                  Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                        BBB/P               4,356,250
     3,000,000  Emmaus, Gen. Auth. Rev. Bonds (Local Govt. Bond
                  Pool), Ser. A, BIGI, 8.15s, 5/15/18 #                        Aaa                 3,096,180
     5,300,000  Erie, City School Dist. G.O. Bonds, Ser. B, MBIA,
                  zero %, 9/1/05                                               Aaa                 3,723,250
                Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
     1,150,000    (Mercyhurst College), 7.85s, 9/15/19                         AAA                 1,224,750
     2,000,000    (Gannon U.), Ser. D, 5.85s, 6/1/15                           BBB                 2,022,500
     3,865,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/20                BBB                 3,903,650
     1,000,000    (Mercyhurst College), Ser. A, 5 3/4s, 3/15/13                BBB                 1,020,000
     3,500,000  Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11                   BBB                 3,858,750
     1,365,000  Erie-Western PA Port Auth. Rev. Bonds,
                  6 1/4s, 6/15/10                                              BBB/P               1,448,606
                Erie-Western PA Port. Auth. Gen. Rev. Bonds
       750,000    8 5/8s, 6/15/10                                              BBB/P                 840,938
       915,000    6 7/8s, 6/15/16                                              BBB/P                 963,038
     2,000,000  Exeter Township, Swr. Auth. Rev. Bonds, MBIA,
                  6.2s, 7/15/22                                                Aaa                 2,152,500
     2,100,000  General Mclane School Dist. G.O. Bonds, FGIC,
                  5 3/4s, 5/15/17                                              Aaa                 2,197,125
     1,130,000  Greene Cnty., Hosp. Auth. Rev. Bonds
                  (Greene Cnty. Memorial Hosp.), 6 1/2s, 1/1/02                BBB-/P              1,131,752
     2,050,000  Hampton, School Dist. G.O. Bonds, FGIC, 5s, 9/1/27             Aaa                 1,950,063
     3,500,000  Harrisburg, Auth. Lease Rev. Bonds
                  (Greene Cnty. Prison), FSA, 6 1/4s, 6/1/10                   AAA                 3,753,750
     4,150,000  Harrisburg, Auth. Wtr. IFB, 7.47s, 6/18/15                     Aaa                 4,611,688
     2,350,000  Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                  (St. Joseph Med. Ctr.), 6.2s, 7/1/26                         Baa                 2,467,500
     2,200,000  Lebanon Cnty., Good Samaritan Hosp. Auth. Rev.
                  Bonds, Ser. B, 8 1/4s, 11/1/18                               BBB                 2,406,250
     1,000,000  Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                  (Muhlenberg Hosp.), Ser. A, 8.1s, 7/15/10                    A                   1,071,250
     5,050,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                  (PA Pwr. & Lt. Co.), 8.362s, 9/1/29
                  (acquired 6/20/95, cost $5,572,473) [DBL. DAGGER]            AAA/P               6,078,931
     3,575,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                  Rev. Bonds (PA Pwr. & Lt. Co.), Ser. B, MBIA,
                  6.4s, 9/1/29                                                 Aaa                 3,923,563
     2,000,000  Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                  (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                    Baa                 2,192,500
     2,005,000  McKeesport, Hosp. Auth. Rev. Bonds
                  (McKeesport Hosp.), 6 1/4s, 7/1/03                           Baa                 2,107,756
       400,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                  VRDN, 4.1s, 7/1/25                                           VIMG1                 400,000
     2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                  IFB (Abington Hosp.), Ser. A, AMBAC,
                  8.695s, 6/1/11                                               Aaa                 2,340,000
                Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                  Rev. Bonds
     1,000,000    (UTD Hosp.), Ser. B, 7 1/2s, 11/1/12                         Ba                  1,061,250
     3,000,000    (Sacred Heart Hosp. Norristown),
                  Ser. A, BIGI, 6.8s, 2/1/13                                   Aaa                 3,035,550
     3,000,000  New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                  Rev. Bonds (New Morgan Landfill Co., Inc.),
                  6 1/2s, 4/1/19                                               A                   3,247,500
     2,000,000  Northeastern PA Hosp. & Edl. Auth. College
                  Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11              BBB                 2,042,500
     5,000,000  PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                  6 3/4s, 9/1/19                                               Baa                 5,468,750
     3,000,000  PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                  (GEHL Co. Inc.), 9s, 9/1/10                                  BB/P                3,348,750
                PA Econ. Dev. Fin. Auth. Rev. Bonds
     4,000,000    (MacMillan Ltd. Partnership), 7.6s, 12/1/20                  Baa                 4,630,000
     2,300,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19               BB+/P               2,412,125
     2,000,000    (Northampton Generating), Ser. A, 6 1/2s, 1/1/13             BB+/P               2,092,500
                PA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
       385,000    Ser. U, 7.8s, 10/1/20                                        Aa                    409,063
       250,000    Ser. 29, 7 3/8s, 10/1/16                                     Aa                    266,250
     1,590,000    Ser. 33, 6.9s, 4/1/17                                        Aa                  1,721,175
     7,830,000  PA State COP, Ser. A, AMBAC, 5s, 7/1/15                        Aaa                 7,585,313
                PA State Econ. Dev. Fin. Auth. Resource Recvy.
                  Rev. Bonds
     2,490,000    (Colver), Ser. D, 7.15s, 12/1/18                             BBB-                2,751,450
     1,000,000    (Colver), Ser. D, 7 1/8s, 12/1/15                            BBB-                1,103,750
     1,500,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                       BB/P                1,620,000
     2,500,000  PA State Econ. Indl. Dev. Auth. Rev. Bonds, AMBAC,
                  5.8s, 1/1/09                                                 Aaa                 2,703,125
                PA State Higher Ed. Assistance Agcy. IFB, Ser. B
     3,850,000    AMBAC, 9.476s, 3/1/22                                        Aaa                 4,100,250
     2,400,000    MBIA, 8.253s, 3/1/20                                         Aaa                 2,694,000
     3,390,000  PA State Higher Ed. Assistance Agcy. Student Loan
                  IFB, Ser. A&B, 7 1/4s, 7/1/18                                BBB                 3,576,450
                PA State Higher Ed. Fac. Auth. College & U.
                  Rev. Bonds
     2,500,000    (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20                  AAA                 2,656,250
     2,600,000    (Allegheny College), Ser. B, 6 1/8s, 11/1/13                 BBB                 2,736,500
                PA State Higher Ed. Fac. Auth. Rev. Bonds
                  (Med. College), Ser. A
     1,300,000    8 3/8s, 3/1/11                                               AAA                 1,392,625
     3,000,000    7 3/8s, 3/1/21                                               Aaa                 3,322,500
     1,790,000  Philadelphia, Arpt. Rev. Bonds (Philadelphia Arpt.
                  Syst.), Ser. B, 6s, 6/15/06                                  Aaa                 1,942,150
                Philadelphia, Gas Works Rev. Bonds
     1,225,000    Ser. 13, 7.7s, 6/15/21                                       Aaa                 1,382,719
     2,550,000    6 3/8s, 7/1/26                                               Aaa                 2,766,750
     3,400,000  Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
                  6 1/4s, 8/1/09                                               Aaa                 3,833,500
                Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                  Rev. Bonds
     1,000,000    (Graduate Hlth. Syst.), 6 5/8s, 7/1/21                       BBB                 1,013,750
     4,600,000    (Jeanes Hlth. Syst.), 6.6s, 7/1/10                           BBB                 5,031,250
     5,150,000  Philadelphia, Indl. Dev. Auth. Rev. Bonds (Gallery II
                  Garage), 6.4s, 2/15/13                                       BBB/P               5,323,813
     1,000,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. B, FGIC,
                  7 1/8s, 11/15/18                                             Aaa                 1,120,000
     2,000,000  Philadelphia, School Dist. G.O. Bonds, Ser. A,
                  AMBAC, 6 1/4s, 9/1/09                                        Aaa                 2,262,500
     3,250,000  Philadelphia, Wtr. & Swr. Rev. Bonds, Ser. 16,
                  FSA, 7s, 8/1/21                                              Aaa                 3,607,500
     5,250,000  Philadelphia, Wtr. & Wastewtr. Rev. Bonds, MBIA,
                  6 1/4s, 8/1/08                                               Aaa                 5,919,375
     5,705,000  Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. A,
                  FGIC, 6 1/2s, 9/1/13                                         Aaa                 6,639,194
     1,710,000  Pittsburgh, Urban Redev. Auth. Rev. Bonds, Ser. C,
                  5.9s, 10/1/22                                                AAA                 1,774,125
     1,000,000  Sayre, Hlth. Care Fac. Auth. VRDN (VHR PA
                  Cap. Fin.), Ser. F, AMBAC, 5 1/4s, 12/1/20                   Aaa                 1,000,000
     1,000,000  Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                  Ser. A, FGIC, 7 1/8s, 6/1/13                                 Aaa                 1,110,000
                Scranton-Lackawanna, Hlth. & Welfare Auth.
                  Rev. Bonds
     3,000,000    (Moses Taylor Hosp.), Ser. B, 8 1/2s, 7/1/20                 BBB                 3,468,750
     4,000,000    (Hosp. Cmnty. Med. Ctr.), 5 1/8s, 7/1/19                     Aaa                 3,925,000
     1,000,000  Smithfield, Swr. Auth. Gtd. Rev. Bonds, 8 5/8s,
                  1/15/11                                                      AAA/P               1,125,000
     2,470,000  Trafford, School Dist. Rev. Bonds, MBIA, 6.6s, 5/1/08          Aaa                 2,788,013
     3,800,000  U. of Pittsburgh, Cmnwlth. of Higher Ed. Rev. Bonds
                  (U. Cap. Impt.), FGIC, 5 1/8s, 6/1/22                        Aaa                 3,762,000
       500,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                  Rev. Bonds (AHF/Central States Inc.),
                  10 1/4s, 11/1/19                                             B-/P                  509,375
     3,000,000  Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                  6 3/8s, 4/1/15                                               Aaa                 3,266,250
     1,800,000  Wilkins Area, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                  (Fairview Extended Care), Ser. A, 10 1/4s, 1/1/21            AAA/P               2,146,500
     1,030,000  York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr. Village
                  at Sprenkle Drive), Ser. A, 7 3/4s, 4/1/21                   AAA/P               1,181,925
     1,560,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                  Rev. Bonds (Rehabilitation Hosp. of York),
                  7 1/2s, 9/1/07                                               BB/P                1,680,900
                                                                                              --------------
                                                                                                 242,664,161

Puerto Rico (7.1%)
------------------------------------------------------------------------------------------------------------
     2,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. AA,
                  6 1/4s, 7/1/10                                               Aaa                 2,277,500
     4,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/2s, 7/1/10               Aaa                 4,630,000
       200,000  Cmnwlth. of PR, IFB, MBIA, 8.91s, 7/1/08                       Aaa                   224,500
     2,150,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                 Aaa                 2,378,438
                Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
     3,500,000    Ser. T, 6 5/8s, 7/1/12                                       A                   3,876,250
     3,000,000    Ser. Y, 6 1/4s, 7/1/14                                       A                   3,393,750
     2,500,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds, Ser. Q,
                  7 3/4s, 7/1/10                                               Aaa                 2,768,750
                                                                                              --------------
                                                                                                  19,549,188
Washington (0.5%)
------------------------------------------------------------------------------------------------------------
     1,930,000  Thurston Cnty., School Dist. G.O. Bonds, Ser. B,
                  FGIC, zero%, 12/1/05                                         Aaa                 1,331,700
------------------------------------------------------------------------------------------------------------
                Total Investments (cost $252,614,066) ***                                     $  267,865,049
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $273,771,213.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $252,614,066, resulting in gross unrealized appreciation and depreciation of $16,659,633 and $1,408,650, respectively, or net unrealized appreciation of $15,250,983.

 [DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1997 was $6,078,931 or 2.2% of net assets.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1997.

The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1997.

The fund had the following industry group concentrations greater than 10%
at November 30, 1997. (as a percentage of net assets):
     Healthcare         20.6%
     Education          14.7

The fund had the following insurance concentration greater than 10% at
November 30, 1997 (as a percentage of net assets):
     MBIA               13.8%





----------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1997 (Unaudited)
                                                                             Unrealized
                                             Aggregate Face   Expiration    Appreciation/
                                Total Value       Value          Date      (Depreciation)
----------------------------------------------------------------------------------------
U.S. Treasure Bond
Future (Short)                  $20,142,688    $19,718,832      Dec-97        $(423,856)
Municipal Bond Index
Future (Long)                    12,228,125     12,163,938      Dec-97           64,187
----------------------------------------------------------------------------------------
                                                                              $(359,669)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $252,614,066) (Note 1)                                                $267,865,049
---------------------------------------------------------------------------------------------------
Cash                                                                                        688,020
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            5,163,724
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      171,464
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,225,700
---------------------------------------------------------------------------------------------------
Total assets                                                                            275,113,957

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 12,719
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       606,916
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  105,297
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                406,665
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   44,049
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,362
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,099
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      121,943
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       36,694
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,342,744
---------------------------------------------------------------------------------------------------
Net assets                                                                             $273,771,213

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         258,259,023
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                243,141
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment (Note 1)                                        377,735
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               14,891,314
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $273,771,213

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($189,200,056 divided by 20,034,502 shares)                                                   $9.44
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.44)*                                        $9.91
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($83,287,187 divided by 8,829,790 shares)+                                                    $9.43
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,283,970 divided by 135,835 shares)                                                        $9.45
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.45)**                                       $9.77
---------------------------------------------------------------------------------------------------
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                            $ 8,327,658
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           811,747
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             152,901
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            4,873
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,250
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      188,796
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      343,245
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,606
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      8,650
--------------------------------------------------------------------------------------------------
Registration fees                                                                              147
--------------------------------------------------------------------------------------------------
Auditing                                                                                    16,296
--------------------------------------------------------------------------------------------------
Legal                                                                                       13,097
--------------------------------------------------------------------------------------------------
Postage                                                                                     15,756
--------------------------------------------------------------------------------------------------
Other                                                                                       13,628
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,574,992
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (51,044)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,523,948
--------------------------------------------------------------------------------------------------
Net investment income                                                                    6,803,710
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           531,827
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (887,791)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 6,905,894
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  6,549,930
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $13,353,640
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        November 30             May 31
                                                                                              1997*               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  6,803,710       $ 13,483,716
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    (355,964)         1,312,924
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                6,905,894          4,514,137
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     13,353,640         19,310,777
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (4,878,152)        (9,994,717)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,821,470)        (3,430,844)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (25,311)           (28,680)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                      --         (1,561,648)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --           (622,187)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --             (5,824)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         4,042,326         10,310,292
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             10,671,033         13,977,169

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     263,100,180        249,123,011
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $243,141 and $164,364, respectively)                                         $273,771,213       $263,100,180
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended
Per-share                                                                           Nov. 30
operating performance                                                            (Unaudited)              Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                   $9.21            $9.08            $9.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .25              .50              .51
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .22              .20             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .47              .70              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.24)            (.49)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --             (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.24)            (.57)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.44            $9.21            $9.08
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                              5.18*            7.94             3.82
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $189,200         $185,041         $183,117
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                               .49*             .98              .98
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.62*            5.39             5.46
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                44.94*           38.10            41.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS A (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                               Three months
Per-share                                                            ended
operating performance                                               May 31                    Year ended February 28
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1995++           1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                  $8.98            $9.39            $9.40            $8.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .13              .53              .54              .57(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .26             (.40)             .01              .65
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .39              .13              .55             1.22
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.13)            (.53)            (.54)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --             (.01)            (.02)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.13)            (.54)            (.56)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.24            $8.98            $9.39            $9.40
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                             4.39*            1.60             5.93            14.34
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $178,785         $171,568         $171,757         $144,374
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              .21*             .92              .91              .72(a)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             1.44*            5.94             5.36             6.31(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                4.15*           26.09            15.65            12.26
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                       Three months                   For the period
Per-share                        Nov. 30                                              ended       Year ended   July 15, 1993+
operating performance         (Unaudited)              Year ended May 31             May 31      February 28      to Feb. 28
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995++           1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                $9.20            $9.07            $9.23            $8.97            $9.38            $9.48
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .21              .44              .44              .11              .47              .28
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .23              .20             (.15)             .27             (.40)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .44              .64              .29              .38              .07              .20
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.21)            (.43)            (.45)            (.12)            (.47)            (.28)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.08)              --               --             (.01)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.21)            (.51)            (.45)            (.12)            (.48)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.43            $9.20            $9.07            $9.23            $8.97            $9.38
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           4.84*            7.24             3.14             4.23*            0.93             2.18*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $83,287          $77,399          $65,669          $44,252          $36,670          $12,633
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .81*            1.63             1.62              .38*            1.57             1.00*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.29*            4.73             4.78             1.26*            5.23             2.90*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             44.94*           38.10            41.40             4.15*           26.09            15.65
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                           Nov. 30       Year ended     July 3, 1995+
operating performance                                                            (Unaudited)          May 31        to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                                                                   $9.22            $9.09            $9.10
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .23              .47              .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .23              .21             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .46              .68              .43
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.23)            (.47)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --             (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.23)            (.55)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.45            $9.22            $9.09
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                              5.02*            7.61             4.70*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $1,284             $660             $337
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                               .64*            1.28             1.13*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.47*            5.04             4.49*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                44.94*           38.10            41.40
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year end advanced from February 28 to May 31.

(a) Reflects an expense limitation. As a result, net investment income for the year ended February 28, 1993, reflects expense reductions of approximately $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the period ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount and stepped-coupon bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, and 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $51,044 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustees fee, of which $420 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $15,858 and $480 from the sale of class A and class M shares, respectively and $64,108 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $1,213 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $66,429,683 and $64,814,078, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Six months ended
                                       November 30, 1997
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       1,604,073      $15,036,764
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       292,959        2,753,697
------------------------------------------------------------
                                  1,897,032       17,790,461
Shares
repurchased                      (1,948,073)     (18,270,477)
------------------------------------------------------------
Net decrease                        (51,041)       $(480,016)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       4,107,338      $37,745,941
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       759,897        6,990,804
------------------------------------------------------------
                                  4,867,235       44,736,745
Shares
repurchased                      (4,950,826)     (45,476,572)
------------------------------------------------------------
Net decrease                        (83,591)       $(739,827)
------------------------------------------------------------

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         746,368       $6,997,192
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       118,938        1,116,822
------------------------------------------------------------
                                    865,306        8,114,014
Shares
repurchased                        (447,464)      (4,194,681)
------------------------------------------------------------
Net increase                        417,842       $3,919,333
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,930,926      $17,732,021
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       275,149        2,528,179
------------------------------------------------------------
                                  2,206,075       20,260,200
Shares
repurchased                      (1,036,459)      (9,529,313)
------------------------------------------------------------
Net increase                      1,169,616      $10,730,887
------------------------------------------------------------

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          63,892         $599,682
------------------------------------------------------------
Shares issued in
connection with
reinvestment of

distributions                         2,437           22,950
------------------------------------------------------------
                                     66,329          622,632
Shares
repurchased                          (2,084)         (19,623)
------------------------------------------------------------
Net increase                         64,245         $603,009
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          50,639         $467,269
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,564           32,823
------------------------------------------------------------
                                     54,203          500,092
Shares
repurchased                         (19,702)        (180,860)
------------------------------------------------------------
Net increase                         34,501         $319,232
------------------------------------------------------------



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
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PAID
Putnam
Investments
--------------------

SA054-36882 047/226/2AE   1/98